FIRST AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This First Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of June 28, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

      a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage Stable Income Fund

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                                                        WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:

                                                                              Title:

SECOND AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Second Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of July 12, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

      a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Adjustable Rate Government Fund
Wells Fargo Advantage Diversified Capital Builder Fund
Wells Fargo Advantage Diversified Income Builder Fund
Wells Fargo Advantage High Income Fund
Wells Fargo International Bond Fund

      b. Appendix A. The following Funds are to be deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Strategic Income Fund
Wells Fargo Advantage Stable Income Fund

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                                                        WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:

                                                                              Title:

THIRD AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This third Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of July 19, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

      a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage Core Equity Fund
Wells Fargo Advantage Disciplined Global Equity Fund
Wells Fargo Advantage Disciplined U.S. Core Fund
Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Global Opportunities Fund
Wells Fargo Advantage Growth Opportunities Fund
Wells Fargo Advantage Health Care Fund
Wells Fargo Advantage Income Opportunities Fund
Wells Fargo Advantage Intrinsic Value Fund
Wells Fargo Advantage Intrinsic World Equity Fund
Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Multi-Sector Income Fund
Wells Fargo Advantage Omega Growth Fund
Wells Fargo Advantage Precious Metals Fund
Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Small/Mid Cap Core Fund
Wells Fargo Advantage Special Small Cap Value Fund
Wells Fargo Advantage Strategic Large Cap Growth Fund
Wells Fargo Advantage Traditional Small Cap Growth Fund
Wells Fargo Advantage Utilities and High Income Fund
Wells Fargo Advantage Utility and Telecommunications Fund
Wells Fargo Advantage VT Core Equity Fund
Wells Fargo Advantage VT Omega Growth Fund

      b. Appendix A. The following Funds are to be deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Specialized Financial Services Fund
Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage U.S. Value Fund
Wells Fargo Advantage Large Company Core Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                                                        WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:

                                                                              Title:

FOURTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This fourth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of July 21, 2010 by and among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

      a. Appendix A. The following Funds are to be added to the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage Core Equity Fund
Wells Fargo Advantage Disciplined Global Equity Fund
Wells Fargo Advantage Disciplined U.S. Core Fund
Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Global Opportunities Fund
Wells Fargo Advantage Growth Opportunities Fund
Wells Fargo Advantage Health Care Fund
Wells Fargo Advantage Intrinsic Value Fund
Wells Fargo Advantage Intrinsic World Equity Fund
Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Omega Growth Fund
Wells Fargo Advantage Precious Metals Fund
Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Small/Mid Cap Core Fund
Wells Fargo Advantage Special Small Cap Value Fund
Wells Fargo Advantage Strategic Large Cap Growth Fund
Wells Fargo Advantage Traditional Small Cap Growth Fund
Wells Fargo Advantage Utility and Telecommunications Fund
Wells Fargo Advantage VT Core Equity Fund
Wells Fargo Advantage VT Omega Growth Fund

      b. Appendix A. The following Funds are to be deleted from the list of Funds of Wells Fargo Funds Trust in Appendix A to the Agreement:

Wells Fargo Advantage Specialized Financial Services Fund
Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage U.S. Value Fund
Wells Fargo Advantage Large Company Core Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                                                        WELLS FARGO FUNDS TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO MASTER TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        WELLS FARGO VARIABLE TRUST, on behalf of the Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:       Jeremy DePalma

                                                                              Title:          Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:

                                                                              Title:

FIFTH AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT

This FIFTH AMENDMENT TO SECURITIES LENDING AGENCY AGREEMENT (this “Fifth Amendment”) is made as of this 25th day of August, 2010, by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund (each, a “New Lending Trust”), Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (including the New Lending Trusts, the “Trusts” and each a “Trust”), on behalf of themselves and their funds now existing or hereafter created, and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”).

RECITALS

WHEREAS, except for each New Lending Trust, the parties to this Fifth Amendment entered into that certain Securities Lending Agency Agreement, dated as of April 1, 2010, as amended by the First through Fourth Amendments thereto, each of which added and/or deleted certain Funds to the list of Funds in Appendix A to the Agreement (as so amended, the “Agreement”);

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement;

WHEREAS, the Trusts and the Custodian have entered into an amendment [to Appendix A], dated as of the date hereof, to that certain Master Custodian Agreement dated August 10, 2009, as amended, pursuant to which the Custodian has assumed custodial responsibilities with respect to securities and other property held for the benefit of the New Lending Trusts in Custody Accounts; and

WHEREAS, the parties to the Agreement now wish to amend the Agreement to, among other things, include each New Lending Trust as a Trust party to the Agreement and as a Lender on Appendix A thereto and add certain Approved Borrowers to Schedule 2 thereto.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Amendment. The Agreement, where specified below, the Appendix and Schedules thereto, are hereby amended as follows:

Agreement and Appendix A. The following New Lending Trusts are to be added as a Trust party to the Agreement and to the list of Funds that are Lenders in Appendix A to the Agreement:

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Schedule 2.  The following are to be added to the list of Approved Borrowers in Schedule 2 to the Agreement:

Nomura Securities International, Inc.

National Financial Services LLC

Schedule 6.  The following New Lending Trusts are to be inserted immediately before Wells Fargo Funds Trust on the list of Approved Persons in Schedule 6 to the Agreement:

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Schedule 7.  The following New Lending Trusts are to be inserted immediately before Wells Fargo Funds Trust on the address for notices to the Lenders in Schedule 7 to the Agreement:

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Fifth Amendment are incorporated herein.

Continuing Effectiveness of the Agreement.

Except as otherwise specifically set forth in this Fifth Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Fifth Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

            IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  John M. Scully

                                                                              Title:  Vice President

SIXTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This sixth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of November 16, 2010 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

      a. Appendix A. Effective February 1, 2011, the following Fund is to be added to the list of Funds of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Advantage Diversified Large Cap Growth Portfolio

      b. Appendix A. Effective February 1, 2011, the following Funds are to be deleted from the list of Funds of Wells Fargo Master Trust in Appendix A to the Agreement:

Wells Fargo Advantage Disciplined Growth Portfolio
Wells Fargo Advantage Large Cap Appreciation Portfolio
Wells Fargo Advantage Large Company Growth Portfolio
Wells Fargo Advantage Small Cap Index Portfolio

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  John M. Scully

                                                                              Title:  Vice President

SEVENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Seventh Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of May 18, 2011 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

      Appendix A. On May 18, 2011 the Board of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust approved certain fund mergers as reflected in the footnotes to Appendix A to the Agreement.  Upon shareholder approval, the fund mergers will become effective in the third quarter 2011.

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:   Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  John M. Scully

                                                                              Title:  Vice President

EIGHTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Eighth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of February 8, 2012 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the additional Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendment. The Agreement is hereby amended as follows:

Appendix A. The Wells Fargo Advantage Health Care Fund shall be removed from Appendix as a result of its liquidation on or about March 28, 2012.

Schedule 2.  The following are to be added to the list of Approved Borrowers in Schedule 2 to the Agreement:

      Jeffries & Co.

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  John M. Scully

                                                                              Title:  Vice President

NINTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Ninth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of November 7, 2012 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendments. The Agreement is hereby amended as follows:

Appendix A –

The Managed Account CoreBuilder - Series G shall be removed from Appendix A as a result of its termination by the end of May 2013.

The addition of the High Yield Municipal Bond Fund and the Strategic Income Fund which are scheduled to commence operations in the first quarter 2013.

The reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

The name change of the Total Return Bond Portfolio to the Core Bond Portfolio, effective December 1, 2012.

Schedule 6 -

Kasey Phillips shall be removed from the List of Approved Persons.

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Treasurer

                                                                        WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  Christel Carroll

                                                                              Title:  Vice President

TENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Tenth Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of March 13, 2014 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendments. The Agreement is hereby amended as follows:

Appendix A –

The addition of the Conservative Income Fund.

The reorganization of the following Wells Fargo Master Trust portfolios.  :

Equity Value Portfolio into the Large Company Value Portfolio

International Equity Portfolio into the International Value Portfolio

International Index Portfolio into the International Growth Portfolio

The addition of the Emerging Markets Equity Select Fund which is scheduled to commence operations in the fourth quarter 2013.

The removal of the Adjustable Rate Government Fund, Government Securities Fund, Short Duration Government Bond Fund and Inflation Protected Bond Portfolio.

Schedule 2 – List of Approved Borrowers

The following are to be removed to the List of Approved Borrowers in Schedule 2 to the Agreement:

BNP Paribas Securities Corp.

MS Securities Services Inc.

The following are to be added to the List of Approved Borrowers in Schedule 2 to the Agreement:

BMO Capital Markets Corp.

Scotia Capital (USA) Inc.

The following are name changes to the List of Approved Borrowers in Schedule 2 to the Agreement:

Jefferies & Co., Inc. to Jefferies LLC

Morgan Stanley & Co. Inc. to Morgan Stanley & Co. LLC

  2. Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Tenth Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Treasurer

                                                                        WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  Christel Carroll

                                                                              Title:  Vice President

ELEVENTH AMENDMENT TO

SECURITIES LENDING AGENCY AGREEMENT

This Eleventh Amendment to Securities Lending Agency Agreement (“Amendment”) is entered into as of March 26, 2015 by and among Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund and Wells Fargo Advantage Utilities and High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts” and each a “Trust”), on behalf of their funds now existing or hereafter created (the “Funds”), and Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("GSAL").

WHEREAS, the parties entered into an Securities Lending Agency Agreement dated April 1, 2010 (the “Agreement”); and

WHEREAS, each of the Funds listed on Appendix A to the Agreement retained the services of GSAL to act as its agent in lending securities from time to time held in the Custody Account to certain borrowers, on the terms and conditions set forth in the Agreement; and

WHEREAS, the parties herein wish to amend the Agreement, specifically, Appendix A to the Agreement, so that each of the Funds identified in this Amendment may also retain the services of GSAL to act as its agent on the terms and conditions set forth in the Agreement; and

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Amendments. The Agreement is hereby amended as follows:

Appendix A –

The addition of the following Wells Fargo Advantage Funds which are expected to commence operations in the third quarter of 2015:

Dow Jones Target 2060 Fund

Dynamic Target Date Today Fund

Dynamic Target Date 2015 Fund

Dynamic Target Date 2020 Fund

Dynamic Target Date 2025 Fund

Dynamic Target Date 2030 Fund

Dynamic Target Date 2035 Fund

Dynamic Target Date 2040 Fund

Dynamic Target Date 2045 Fund

Dynamic Target Date 2050 Fund

Dynamic Target Date 2055 Fund

Dynamic Target Date 2060 Fund

2.   Recitals Incorporated; Definitions.

The foregoing recitals are true and correct and by this reference are incorporated herein.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

3.   Appendices, Schedules and Exhibits Incorporated.

All appendices and schedules referenced in this Amendment are incorporated herein.

Continuing Provisions of the Agreement.

Except as otherwise specifically set forth in this Amendment, all other terms of the Agreement shall remain unchanged and continue in full force and effect.

Counterpart Signatures.

This Amendment may be executed in any number of counterpart signatures with the same effect as if the parties had all signed the same document. All counterpart signatures shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Eleventh Amendment to be executed and delivered as of the date first above written.

WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND

WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND,

each on behalf of itself as a Lender listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Treasurer

                                                                        WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Assistant Treasurer

                                                                        WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

WELLS FARGO VARIABLE TRUST,

each on behalf of their respective Lenders listed on Appendix A as amended from time to time

                                                                        By____________________________

                                                                              Name:  Jeremy DePalma

                                                                              Title:  Treasurer

                                                                        GOLDMAN SACHS BANK USA

                                                                        By____________________________

                                                                              Name:  Christel Carroll

                                                                              Title:  Vice President